SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 23, 2000
                     ---------------------------------------

                              Southern Energy, Inc.
             (Exact name of registrant as specified in its charter)

-------------------------------------------------------------------------------

            Delaware               001-16107                   58-2056305
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File   (IRS Employer Identification
    of incorporation)                 Number)                  No.)


 900 Ashwood Parkway, Suite 500, Atlanta, Georgia               30338
-------------------------------------------------------------------------------
 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code  (770) 821-7000
                                                  -----------------------------


                                       N/A
-------------------------------------------------------------------------------
              (Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits

        99.1 Press release of Southern Energy, Inc. announcing its 2000 third quarter earnings, dated October 23, 2000.


Item 9. Regulation FD Disclosure

         On October 23, 2000 Southern Energy, Inc., issued a press release reporting its financial results for the quarter and nine months ended September 30, 2000. The press release is being furnished on this Form 8-K pursuant to Regulation FD.







                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     October 25, 2000                 SOUTHERN ENERGY, INC.



                                           By    /s/ Raymond D. Hill
                                                 Raymond D. Hill
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)